Elkhorn ETF Trust
Supplement dated February 28, 2017
to the Summary Prospectuses, Prospectuses and
Statements of Additional Information (“SAI”s) for the
Elkhorn S&P 500 Capital Expenditures Portfolio (CAPX) and
Elkhorn FTSE RAFI U.S. Equity Income ETF (ELKU)
(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates the information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

On February 27, 2017, the Board of Trustees of Elkhorn ETF Trust voted to terminate and liquidate the Funds. After the close of business on March 14, 2017, subject to applicable law, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on March 14, 2017. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about March 21, 2017.

When each Fund commences liquidation of its portfolio, which is anticipated to occur prior to March 15, 2017, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy. During this period, each Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on March 14, 2017 and March 21, 2017, because shares of Elkhorn S&P 500 Capital Expenditures Portfolio (“CAPX”) will not be traded on Nasdaq, Inc. (“Nasdaq”), and shares of Elkhorn FTSE RAFI U.S. Equity Income ETF (“ELKU”) will not be traded on Bats Global Markets, Inc. (“Bats”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their holdings of CAPX and ELKU on Nasdaq or Bats, respectively, until the market close on March 13, 2017 and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Funds is complete, shares of the Funds will be individually redeemed. If you still hold shares as of March 21, 2017, each Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Funds may or may not, depending upon each Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call (630) 355-4676.

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE